UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2015

DIRECTV GROUP HOLDINGS, LLC
(successor in interest to DIRECTV)
(Exact name of registrant as specified in its charter)

Delaware	001-34554	26-4772533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2260 East Imperial Highway,
El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (310) 964-5000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                      Termination of a Material Definitive Agreement.

On September 28, 2012 (the “Closing Date”), DIRECTV Holdings LLC (“Borrower”), an indirect, wholly-owned subsidiary of DIRECTV (the “Company”), and the Company and certain of Borrower’s subsidiaries, including DIRECTV Financing Co., Inc., as Guarantors, entered into: (i) a 3.5 Year Credit Agreement with a Revolving Termination Date of February 7, 2016 (“3.5 Year Credit Agreement”); and (ii) a 5 Year Credit Agreement with a Revolving Termination Date of September 28, 2017 (“5 Year Credit Agreement” and together with the 3.5 Year Credit Agreement, the “Credit Agreements”), each of the Credit Agreements dated as of September 28, 2012, among the Borrower, the lenders party thereto from time to time, Citibank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Royal Bank of Scotland PLC and UBS AG, Stamford Branch, as Co-Documentation Agents, and Citigroup Global Markets Inc., Barclays Bank PLC, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc. and UBS AG, Stamford Branch as Joint Lead Arrangers and Joint Bookrunners.

In connection with the Merger described in Item 2.01, on July 24, 2015, the 3.5 Year Credit Agreement and the 5 Year Credit Agreement were terminated.

Item 2.01                      Completion of Acquisition or Disposition of Assets.

On July 24, 2015, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 18, 2014, among the Company, AT&T Inc. (“AT&T”) and Steam Merger Sub LLC (now known as DIRECTV Group Holdings, LLC), a wholly owned subsidiary of AT&T (“Merger Sub”), the Company merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving entity (the “Surviving Company”) and as a direct wholly owned subsidiary of AT&T.

At the closing of the Merger (the “Effective Time”), each outstanding share of Company Common Stock, par value $0.01 per share (the “Company Common Stock”) (other than Company Common Stock owned by the Company or AT&T that was not held on behalf of third parties, and other than shares of Company Common Stock that were owned by stockholders who have perfected and not withdrawn a demand for appraisal rights pursuant to Delaware law), was converted into the right to receive 1.892 shares of AT&T common stock, par value $1.00 per share (“AT&T Common Stock”) plus $28.50 in cash, and cash in lieu of any fractional shares (collectively, the “Merger Consideration”).

The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 3.01                      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, the Company notified the NASDAQ Global Market (“NASDAQ”) of its intent to remove its common stock from listing on NASDAQ and requested NASDAQ to file a delisting application on Form 25 with the Securities and Exchange Commission (the “SEC”) to delist its common stock. The Surviving Company will file with the SEC a certification on Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requesting the deregistration of the Company’s common stock under Section 12(b) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03                      Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 above and Item 5.03 below is incorporated by reference into this Item 3.03.

Each outstanding option to purchase shares of Company Common Stock was converted into an option to acquire a number of shares of AT&T Common Stock on the same terms and conditions as were applicable under such option immediately prior to the Merger, except that the exercise price and the number of shares of AT&T Common Stock issuable upon exercise of such option were adjusted based on a ratio of 2.703 (the “Option Exchange Ratio”). Each outstanding stock appreciation right to receive shares of Company Common Stock or cash was converted into a stock appreciation right on shares of AT&T Common Stock on the same terms and conditions as were applicable under such stock appreciation right immediately prior to the Merger, except that the reference price per share and the number of shares of AT&T Common Stock subject to such stock appreciation right were adjusted based on the Option Exchange Ratio. Each restricted stock unit and performance stock unit of the Company was converted into a restricted stock unit on a number of shares of AT&T Common Stock on the same terms and conditions as were applicable under such restricted stock unit or performance stock unit immediately prior to the Merger (including any applicable dividend equivalent rights), except that the number of shares of AT&T Common Stock underlying such restricted stock unit or performance stock unit was adjusted based on the Option Exchange Ratio and with respect to performance stock units, performance for future periods was fixed at target. Each deferred share held in the Executive Deferred Compensation Plan and the DIRECTV Compensation Plan for Non-Employee Directors and each phantom DIRECTV equity interest held in the DIRECTV Excess Plan was converted, on the same terms and conditions as were applicable under such equity right immediately prior to the Merger, into the right to acquire or receive, as the case may be, the number of shares of AT&T Common Stock equal to the product (rounded down to the nearest whole number) determined by multiplying (i) the number of such shares of DIRECTV common stock by (ii) the Option Exchange Ratio.

All Company stock plans and other Company plans (and awards thereunder) providing for cash payments measured by the value of shares of Company Common Stock were deemed to refer to the number of shares of AT&T Common Stock equal to the product determined by multiplying such shares by the Option Exchange Ratio, and such cash payments otherwise will be made on the terms and conditions applicable under the relevant Company stock plan or other Company plan.

At the Effective Time, each holder of a certificate formerly representing any shares of Company Common Stock or of book-entry shares no longer had any rights with respect to the shares, except for the right to receive the Merger Consideration upon surrender thereof.

Item 5.01                      Changes in Control of Registrant.

The information set forth in Item 2.01 above is incorporated by reference into this Item 5.01.

The cash portion of the purchase price was funded by AT&T through cash on hand.

Item 5.02                      Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement, as of the effective time of the Merger, each of Michael White, Neil Austrian, Ralph Boyd, Jr., Abelardo Bru, David Dillon, Samuel DiPiazza, Jr., Dixon Doll, Charles Lee, Peter Lund, Nancy Newcomb, Lorrie Norrington and Anthony Vinciquerra (the “Former Directors”) ceased serving as members of the board of directors of the Company and, in connection therewith, the Former Directors also ceased serving on any committees of which such Former Directors were members. Information on the positions held by the Former Directors on any committee of the board of directors of the Company at the time of the Former Directors’ resignation is set forth in Item 10 – “Directors and Executive Officers” in the Company’s Form 10-K/A for the year ended December 31, 2014 filed with the SEC on April 29, 2015 and is incorporated herein by reference.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time on July 24, 2015, (i) the certificate of formation of Merger Sub in effect immediately prior to the Effective Time was amended and became the certificate of formation of the Surviving Company and (ii) the limited liability company agreement of Merger Sub in effect immediately prior to the Effective Time became the limited liability company agreement of the Surviving Company, each in accordance with the terms of the Merger Agreement.

Copies of the certificate of formation, as amended, and limited liability company agreement of the Surviving Company are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of May 18, 2014, by and among DIRECTV, AT&T Inc. and Steam Merger Sub LLC*
3.1	Certificate of Formation of DIRECTV Group Holdings, LLC, as amended
3.2	Amended and Restated Limited Liability Company Agreement of DIRECTV Group Holdings, LLC
*Previously filed with the Company’s Current Report on Form 8-K filed on May 19, 2014 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, DIRECTV Group Holdings, LLC, the successor company to DIRECTV, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV GROUP HOLDINGS, LLC (successor in interest to DIRECTV)

By:	/s/ Larry D. Hunter
	Name:	Larry D. Hunter
	Title:	General Counsel

Date:  July 24, 2015

DIRECTV GROUP HOLDINGS, LLC

Exhibit Index

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of May 18, 2014, by and among DIRECTV, AT&T Inc. and Steam Merger Sub LLC*
3.1	Certificate of Formation of DIRECTV Group Holdings, LLC, as amended
3.2	Amended and Restated Limited Liability Company Agreement of DIRECTV Group Holdings, LLC
*Previously filed with the Company’s Current Report on Form 8-K filed on May 19, 2014 and incorporated herein by reference.